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                                                               Exhibit 10(xxi)


                      [FORM OF INDEMNIFICATION AGREEMENT]


                 This Agreement is made effective as of ____________, 1995, by and between American Standard Companies Inc., a Delaware corporation (the "Company"), and _______________ ("Indemnitee").

                              W I T N E S S E T H:
                              - - - - - - - - - -
                 WHEREAS, public companies have experienced increasing difficulty in obtaining directors' and officers' liability insurance, significantly higher premiums than had historically been charged, and reductions in the coverage of such insurance; and

                 WHEREAS, the Company currently is seeking to obtain such insurance but there can be no assurance that the Company will be able to obtain such insurance; and

                 WHEREAS, the Company, in order to induce Indemnitee to serve or to continue to serve the Company, has agreed to provide Indemnitee with the benefits contemplated by this Agreement;

                 NOW, THEREFORE, in consideration of the promises, conditions, representations and warranties set forth herein, the Company and Indemnitee hereby agree as follows:

                 1. Definitions. The following terms, as used herein, shall have the following respective meanings:

                 "Change in Control" shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Act")), other than
         (a) Kelso ASI Partners, L.P. ("ASI Partners") or its Affiliates (as such term is defined in the Amended and Restated Stockholders Agreement, dated as of December 2, 1994, among the Company, ASI Partners and the Management Stockholders named therein), (b) any group consisting of the directors and officers of the Company or American Standard Inc. which may be deemed to be a group solely by reason of each of them being directors or officers of the Company or American Standard Inc. or members of a slate proposed by the Company as directors, (c) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or American Standard Inc. or
         (d) a corporation owned directly or indirectly by the
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         stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 15% or more of the total voting power represented by the Company's then outstanding voting securities, (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a majority vote of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease, for any reason, to constitute a majority of the Board of Directors, (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for sale or disposition by the Company of all or substantially all of the Company's assets.

                 "Claim" means any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation, whether conducted by or on behalf of the Company or any other party, that Indemnitee in good faith believes might lead to the institution of any such action, suit or proceeding, whether civil, criminal, administrative, investigative or other.

                 "Covered Act" means any breach of duty, neglect, error, misstatement, misleading statement, omission or other act done or wrongfully attempted by Indemnitee or any of the foregoing alleged by any claimant or any event or occurrence related to the fact that Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company or is or was serving at the





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         request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation (including but not limited to American Standard Inc.), or of a partnership, joint venture, trust or other entity.

                 "Determination" means a determination, based on the facts known at the time, by:

                          (1) A majority vote of a quorum of disinterested directors;

                          (2) Special, independent legal counsel in a written opinion prepared at the request of a majority of a quorum of disinterested directors or pursuant to Section 4(a);

                          (3) A majority of the disinterested stockholders of the Company; or

                          (4) A final adjudication by a court of competent jurisdiction.

                 "Determined" shall have a correlative meaning.

                 "Excluded Claim" means any Claim:

                          (i) Based upon or attributable to Indemnitee or any member of his immediate family gaining in fact any personal profit or advantage to which Indemnitee is not entitled;

                          (ii)  For the return by Indemnitee of any
                 remuneration paid to Indemnitee illegally and without the previous approval of the stockholders of the Company;

                          (iii) For an accounting of profits in fact made from the purchase or sale by Indemnitee of securities of the Company within the meaning of Section 16 of the Act or similar provisions of any state law;

                          (iv)  Resulting from Indemnitee's knowingly
                 fraudulent, dishonest or willful misconduct;

                          (v) For bodily injury, sickness, disease or death of any person, or damage to or





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                 destruction of any tangible property; including loss of use thereof;

                          (vi)   For which indemnification under this
                 Agreement is determined by a final adjudication of a court of competent jurisdiction to be unlawful and violative of public policy; or

                          (vii) Any claim for which indemnification is prohibited by applicable law.

                 "Expenses" means any expense incurred by Indemnitee as a result of a Claim or Claims made against him for Covered Acts including, without limitation, attorneys' fees and all other costs, expenses and obligations paid or incurred in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing to defend, be a witness in, or participate in any Claim relating to any Covered Act, but shall not include Fines.

                 "Fines" means any fine, penalty or, with respect to an employee benefit plan, any excise tax or penalty assessed with respect thereto.

                 "Losses" means any amount that Indemnitee is legally obligated to pay as a result of a Claim or Claims made against him for Covered Acts including, without limitation, damages and judgments and sums paid in settlement of a Claim or Claims, but shall not include Fines.

                 2.  Directors' and Officers' Liability Insurance.

                 (a) The Company hereby covenants and agrees that, so long as Indemnitee shall continue to serve as [a director][an officer] of the Company or American Standard Inc. and thereafter so long as Indemnitee shall be subject to any Claim for any Covered Act, the Company, subject to Section 2(c), shall use its best efforts to obtain and maintain in full force and effect directors' and officers' liability insurance.

                 (b) In all policies of directors' and officers' liability insurance maintained by the Company, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits,





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         subject to the same limitations, as are accorded to the Company's directors or officers most favorably insured by such policy.

                 (c) The Company shall have no obligation to maintain directors' and officers' liability insurance if the Board of Directors of the Company determines in good faith that such insurance is not reasonably available, the premium costs for such insurance is disproportionate to the amount of coverage provided, or the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit.

                 3. Indemnification. The Company shall indemnify Indemnitee and hold him harmless from any and all Losses, Expenses and Fines to the fullest extent authorized, permitted or not prohibited (i) by the General Corporation Law of the State of Delaware (the "GCL"), or any other applicable law (including judicial, regulatory or administrative interpretations or readings thereof), the Company's Restated Certificate of Incorporation or Amended By-Laws as in effect on the date hereof, or (ii) by any amendment thereof or other statutory provisions authorizing or permitting such indemnification that is adopted after the date hereof, subject to the further provisions of this Agreement. In the event that after the date hereof the Company provides any greater right of indemnification, in any respect, to any other person serving as an officer or director of the Company, then such greater right of indemnification shall inure to the benefit of and shall be deemed to be incorporated in this Agreement.

                 4.  Excluded Coverage.

                 (a) The Company shall have no obligation to indemnify Indemnitee for and hold him harmless from any Loss, Expense or Fine which has been Determined to constitute an Excluded Claim, provided that in the event of a Change in Control, then with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnity payments and Expense advances under this Agreement, or any other agreements or bylaws now or hereafter in effect relating to Claims for Covered Acts, a Determination with respect to an Excluded Claim shall be made only by a court of competent jurisdiction or by special, independent legal counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld), and who has not otherwise performed services for the Company or





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Indemnitee.  In the event that Indemnitee and the Company are unable to agree on the selection of the special, independent legal counsel, such special, independent legal counsel shall be selected by lot from among at least five law firms designated by Indemnitee, each in the State of Delaware, having more than thirty-five (35) attorneys and having a rating of "av" or better in the then current Martindale-Hubbell Law Directory. Such selection shall be made in the presence of Indemnitee (and Indemnitee's legal counsel or either of them, as Indemnitee may elect). Such special, independent legal counsel, among other things, shall determine whether and to what extent Indemnitee would be permitted to be indemnified under applicable law and shall render its written opinion to the Company and Indemnitee to such effect.

                 If there has been a Determination that the Company is not obligated to indemnify Indemnitee as a result of an Excluded Claim (whether by special, independent legal counsel or otherwise), Indemnitee shall have the right to commence litigation in any court in the State of Delaware having subject matter jurisdiction thereof, and in which venue is proper, challenging any such Determination; provided that the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid with respect to such Excluded Claim (only upon a final judicial Determination that Indemnitee is not entitled to indemnification made with respect thereto as to which all rights of appeal therefrom have been exhausted or lapsed) and the Company shall be obligated to indemnify or advance any additional amounts to Indemnitee until such a judicial Determination has been made.

                 (b) The Company shall use its best efforts to make the Determination contemplated herein promptly. Upon request by Indemnitee, in connection with any matter for which indemnification or reimbursement may be sought hereunder, the Company agrees to promptly make a Determination whether such matter constitutes an Excluded Claim. In this connection, the Company agrees:

                 (i) if the Determination is to be made by a majority of disinterested directors of the Company or a committee thereof, such Determination shall be made not later than fifteen (15) days after a written request for a Determination (a "Request") is delivered to the Company by Indemnitee;





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                 (ii)  if the Determination is to be made by special,
         independent legal counsel, such Determination shall be made not later than twenty (20) days after a Request is delivered to the Company by Indemnitee; and

                 (iii) if the Determination is to be made by the stockholders of the Company, such Determination shall be made not later than ninety
         (90) days after a Request is delivered to the Company by Indemnitee.

                 The failure to make a Determination within the above-specified time periods shall constitute a Determination approving full indemnification or reimbursement of Indemnitee. All costs of making the Determination shall be borne solely by the Company.

                 (c) The Company shall have no obligation to indemnify Indemnitee and hold him harmless for any Loss, Expense or Fine to the extent that Indemnitee is actually and finally reimbursed for such Loss, Expense or Fine by the Company pursuant to the Company's Restated Certificate of Incorporation or Amended By-Laws or otherwise.

                 (d) The Company shall have no obligation to indemnify Indemnitee and hold him harmless for any Fines to the extent that such indemnification is prohibited by the GCL.

                 (e) The Company shall have no obligation to indemnify Indemnitee and hold him harmless for any Loss, Expense or Fine to the extent that Indemnitee has received payment under a valid and collectible insurance policy maintained by the Company, except in respect of any excess beyond the amount of payment under such insurance.

                 (f) The Company shall have no obligation to indemnify Indemnitee and hold him harmless for any Claim arising from a final adjudication by a court of competent jurisdiction that Indemnitee is liable to the Company; provided that if and to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit giving rise to such adjudication of liability was brought shall determine upon application that, despite the adjudication of liability in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper, the Company shall indemnify Indemnitee for such expenses.





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                 5.  Indemnification Procedures.

                 (a) Promptly after receipt by Indemnitee of notice of the commencement of or the threat of commencement of any Claim, Indemnitee shall, if indemnification with respect thereto is being sought from the Company under this Agreement, notify the Company of the commencement thereof, provided that failure to so notify the Company shall not relieve the Company from any liability that it may have to Indemnitee under this Agreement unless such failure materially and adversely affects the rights of the Company thereunder.

                 (b) If, at the time of the receipt of such notice, the Company has directors' and officers' liability insurance in effect, the Company shall give prompt and proper notice of the commencement of such Claim to the insurer. The Company shall thereafter take all necessary or desirable action to pay or to cause such insurer to pay, on behalf of Indemnitee, all Losses, Expenses and Fines payable as a result of such Claim in accordance with the terms of such policies.

                 (c) The Company shall be obligated to pay the Expenses relating to any Claim in advance of the final disposition thereof upon receipt of an undertaking by or on behalf of Indemnitee to repay any such advance if it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Company, and the Company, if appropriate, shall be entitled to assume the defense of such Claim, with counsel satisfactory to Indemnitee, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, the Company will not be liable to Indemnitee under this Agreement for any legal or other Expenses subsequently incurred by Indemnitee in connection with such defense other than reasonable costs of investigation, provided that Indemnitee shall have the right to employ its counsel in any such Claim but the fees and expenses of such counsel incurred after delivery of notice from the Company of its assumption of such defense shall be at Indemnitee's expense, provided further that if (i) the employment of counsel by Indemnitee has been previously authorized by the Company, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (iii) the Company shall not, in fact, have employed counsel to assume the defense of such





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action, the fees and expenses of counsel shall be at the expense of the
Company.

                 (d) All payments on account of the Company's indemnification obligations under this Agreement shall be made promptly, but in any event within thirty (30) days of Indemnitee's written request therefor, provided that all payments on account of the Company's obligations under Paragraph 5(c) of this Agreement prior to the final disposition of any Claim, shall be made within ten (10) days of Indemnitee's written request therefor. If a Claim under this Agreement is not paid by the Company, or on its behalf, within sixty
(60) days after a written request therefor has been received by the Company (except in the case of a Claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days), Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the Claim and the Company shall have the burden of proving that Indemnitee is not entitled to indemnification under this Agreement. If successful in whole or in part, Indemnitee shall be entitled to be paid also the expenses of prosecuting such Claim.

                 (e) Indemnitee agrees that he will reimburse the Company for all Losses, Expenses and Fines paid by the Company on behalf of Indemnitee in connection with any Claim against Indemnitee in the event and only to the extent that a Determination shall have been made by a court in a final adjudication from which there is no further right of appeal that the Indemnitee is not entitled to be indemnified by the Company for such amounts because the Claim is an Excluded Claim or because Indemnitee is otherwise not entitled to payment under this Agreement.

                 6. Final Determination; Settlement. The Company shall pay all Losses or Fines for which Indemnitee is indemnified hereunder upon final determination thereof. The Company shall have no obligation to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any Claim effected without the Company's prior written consent. The Company shall not settle any claim in any manner which would impose any Fine or any obligation on Indemnitee without Indemnitee's written consent. Neither the Company nor Indemnitee shall unreasonably withhold their consent to any proposed settlement.

                 7. Rights Not Exclusive. This Agreement is being entered into pursuant to Section 145(f) of the GCL and as





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such is intended to be supplemental to any other rights to indemnification available to Indemnitee and is not intended to be restricted by the provisions of clauses (a) and (b) of such Section 145. The rights provided hereunder shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under any charter provision, bylaw, agreement, vote of stockholders or of disinterested directors or otherwise, both as to action in his official capacity and as to action in any other capacity by holding such office, and shall continue after Indemnitee ceases to serve the Company or American Standard Inc. as [a director][an officer].

                 8.  Enforcement.

                 (a) Indemnitee's right to indemnification shall be enforceable by Indemnitee only in the state courts of the State of Delaware and shall be enforceable notwithstanding any adverse Determination. In any such action, if a prior adverse Determination has been made, the burden of proving that indemnification is required under this Agreement shall be on Indemnitee. The Company shall have the burden of proving that indemnification is not required under this Agreement if no prior adverse Determination shall have been made.

                 (b) In the event that any action is instituted by Indemnitee under this Agreement, or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, with respect to such action, unless the court determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous.

                 9. Severability. In the event that any provision of this Agreement is determined by a court to require the Company to do or to fail to do an act which is in violation of applicable law, such provision shall be limited or modified in its application to the minimum extent necessary to avoid a violation of law, and, as so limited or modified, such provision and the balance of this Agreement shall be enforceable in accordance with its terms.

                 10. Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.





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                 11.  Consent to Jurisdiction.  The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding that arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of Delaware.

                 12. Successors and Assigns. This Agreement shall be (i) binding upon all successors and assigns of the Company (including any transferee of all or substantially all of its assets and any successor by merger or otherwise by operation of law) and (ii) shall be binding on and inure to the benefit of the heirs, personal representatives, and estate of Indemnitee.

                 13. Amendment. No amendment, modification, termination or cancellation of this Agreement shall be effective unless made in a writing signed by each of the parties hereto.

                 14. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all instruments required and shall do everything that may be necessary to secure such rights, including the execution of such documents as may be necessary to enable the Company effectively to bring suit to enforce such rights.

                 15. Counterparts. This Indemnification Agreement may be executed in multiple counterparts.





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                 IN WITNESS WHEREOF, the Company and Indemnitee have executed this Agreement as of the day and year first above written.

                        AMERICAN STANDARD COMPANIES INC.


                                  By:  ____________________
                                  Name:
                                  Title:

                                  INDEMNITEE


                                  _________________________
                                  Name:





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